SUPPLEMENT TO THE FIDELITY MORTGAGE SECURITIES FUND
PROSPECTUS
DATED SEPTEMBER 20, 1996
The following information replaces information regarding how to open an account in the "How to Buy Shares" section on page 18.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $2,500
For Fidelity retirement accounts  $500